UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2007
PDG ENVIRONMENTAL, INC.
(Exact name of registrant as specified in this charter)

Delaware	001-13667	22-2677298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1386 Beulah Road, Building 801, Pittsburgh, PA 15235
(Address of Principal Executive Offices and Zip Code)
Registrant’s Telephone Number, including area code: (412) 243-3200
Not applicable
(Former Name or Former Address, if Changes Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Departure of Principal Officers
On April 2, 2007, Todd Fortier, the Company’s Chief Financial Officer, notified the Company that he is resigning for health reasons, effective immediately.
(c) Appointment of Principal Officers.
Effective April 5, 2007, John Kelly will serve as Interim Chief Financial Officer of the Company until a permanent Chief Financial Officer is named. Prior to joining the Company, Mr. Kelly, age 63, who specializes in corporate financial management, has served in various capacities as chief financial officer, controller, treasurer or consultant to more than thirty-five (35) companies over the past 20 years. Mr. Kelly is a CPA licensed in the Commonwealth of Pennsylvania.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: April 5, 2007

PDG ENVIRONMENTAL, INC.

By:	/s/ John C. Regan

John C. Regan Chairman and Chief Executive Officer